BILL OF SALE
BY THIS BILL OF SALE DIAMOND HEAD 2 (IRELAND) DAC ("Seller") does hereby sell, grant and transfer, for good consideration in accordance with the terms of an aircraft sale and purchase agreement dated as of June 4, 2019 ("Sale Agreement") between (among others) Seller and Contrail Aviation Support, LLC ("Buyer"), all its rights, title and interest in and to the aircraft specified below and as more fully defined in the Sale Agreement ("Aircraft") to Buyer for good and valuable consideration, receipt of which is hereby acknowledged by Seller:
one Airbus A321-100 aircraft with manufacturer's serial number 583 with two (2) CFM56-5B2 engines bearing serial numbers 779182 and 779127 and the Aircraft is sold "as is, where is".
Seller warrants to Buyer and its respective successors and assigns that it hereby conveys full legal title to the Aircraft free from all Liens, and Seller agrees to defend such title forever against all claims and demands whatsoever.
To the extent permitted by applicable law, no representations, guarantees or warranties of any kind are given by Seller as to the condition of the Aircraft, express or implied, arising by law or otherwise.
Capitalized words and expressions used in this Bill of Sale have the meanings given to them in the Sale Agreement.
THIS BILL OF SALE IS GOVERNED BY NEW YORK LAW.
IN WITNESS WHEREOF Diamond Head 2 (Ireland) DAC has caused this Bill of Sale to be duly executed at 4:17 am    New York time on February 3, 2020 and delivered to Buyer while the Aircraft was located at St. Athan, Cardiff, UK

SIGNED

/s/ Rosemary Waddingham
for and on behalf of
DIAMOND HEAD 2 (IRELAND) DAC

Name: Rosemary Waddingham
Title: Attorney

Acceptance Certificate
MSN 583
Contrail Aviation Support, LLC ("Buyer") hereby certifies that pursuant to the Aircraft Sale Agreement dated as of June 4, 2019 among, inter alios, Diamond Head 2 (Ireland) DAC ("Seller") and Buyer ("Sale Agreement"):
(1)    Buyer has inspected the Aircraft for itself and the Aircraft is in all respects satisfactory to Buyer;
(2)    Buyer has accepted delivery of the Aircraft; and
(3)    Buyer acknowledges that it is purchasing the Aircraft in an "AS IS, WHERE IS" condition and that the Seller is making no representations or warranties as to the condition of the Aircraft.
Capitalized words and expressions used in this Acceptance Certificate have the meanings given to them in the Sale Agreement.
This Acceptance Certificate is governed by New York law.
IN WITNESS WHEREOF Buyer has caused this Acceptance Certificate to be duly executed on January 31, 2020 and delivered to Seller.
SIGNED

/s/ Joseph G. Kuhn
for and on behalf of
CONTRAIL AVIATION SUPPORT, LLC
Name: Joseph G. Kuhn
Title: CEO

18674014v1